QUARTERLY REPORT
June 30, 2008

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

July 22, 2008

Dear Fellow Shareholders:

Your Fund’s conservative positioning and high current cash position of 44% has served shareholders very well over the past several months.  As detailed in Scott’s report, the FMI Provident Trust Strategy Fund has performed quite well in this difficult market.  The convulsions within the financial industry, along with a consumer that has lived on the edge for far too long, have led to declines in almost all of the stock market indices of over 20% from their highs in the fourth quarter of 2007.  The economy – while not officially in a recession (defined as two negative quarters of GDP growth) – continues to slow markedly and most economists now forecast minimal economic growth, if any, in the second quarter.  Strong exports, particularly industrial-related, seem to have kept the economy out of an officially designated recession, but the consumer side of the economy is clearly in a recessionary state.  Recently reported University of Michigan studies indicate that consumer sentiment recently hit a 28-year low, while both new and existing home sales have been declining at the fastest rate in decades.

Against this backdrop, the Federal Reserve has found itself in somewhat of a conundrum.  On the one hand, concerns continue to surround the crisis in financial-related stocks, and a weakening economy, while on the other, inflation is clearly on the upswing and the dollar has declined almost 20% against a basket of major world currencies.  For now, we feel the Fed will opt for keeping rates steady until they see signs that the economy has stabilized.  At some time in the next 6-12 months, we see rates moving higher with the Fed’s growing concerns regarding the dollar’s decline and the increase in inflation.

The good news, however, is that stocks have become more attractive than they were twelve months ago, and the Fund’s high current cash will permit Scott to take advantage of opportunities in this difficult environment that should prove very fruitful to all of us as shareholders.  We believe that the portfolio is well positioned, and as mentioned in the past, our emphasis on long-term results should provide all of us with very satisfactory investment returns.

As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

July 14, 2008

Dear Fellow FMI Provident Trust Fund Shareholders,

FMI Provident Trust Strategy Fund gained +3.5%(1) for the past three months, outperforming the S&P 500’s(2) -2.7% decline.  For the first six months of calendar 2008, the Fund lost -2.1% compared to -11.9% for the S&P 500.  Over the past five years, the Fund gained 12.1% annually versus the S&P 500’s +7.6% return.

Our cash position varied between 30-50% so far in 2008, (we are 44% cash currently) due to deteriorating house prices, consumer confidence, credit availability and employment.  1974, the year of reckoning for the financial excesses of the “Go-Go” years, was the last year business and credit conditions were this badly strained and it is important to remember the economy and the financial markets survived and prospered thanks to America’s dynamism and resilience.  While a generation’s low in consumer confidence confirms a consumer recession, booming net exports may rescue 2008 GDP to an anemic but positive total for the 27th consecutive year.  We expect companies will “kitchen sink” earnings over the next two quarters, resulting in 2008 S&P 500 earnings of $80, well below the consensus expectations of $93.  Lower earnings will lead to more conservative valuation; our year-end 2008 S&P 500 target price is reduced to 1200-1350 (or 15-17X 2008 EPS).

We attempt to flexibly allocate the FMI Provident Trust Strategy Fund based on our analysis of economic, relative valuation and corporate trends.  We will become more fully invested when the credit contraction, and confidence crisis abates; conversely, we will buy high quality bonds and raise more liquidity if current conditions deteriorate.

Thank you for your investment in and support of FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA

(1)	The Fund’s one year and annualized five and ten year returns through June 30, 2008 were –7.41%, 12.13% and 4.58%, respectively.
(2)
The Standard and Poor’s 500 index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2008 (Unaudited)

Shares or
Principal
Amount		Value(b)
COMMON STOCKS — 61.3% (a)
COMMERCIAL SERVICES SECTOR — 5.4%
	Personnel Services — 5.4%
52,850	Manpower Inc.	$3,077,984
FINANCE SECTOR — 13.6%
	Investment Banks/Brokers — 8.6%
5,450	CME Group Inc.	2,088,385
138,220	Charles Schwab Corp.	2,839,039
		4,927,424
	Investment Managers — 5.0%
50,000	T. Rowe Price Group Inc.	2,823,500
HEALTH SERVICES SECTOR — 9.1%
	Health Industry Services — 9.1%
48,000	Express Scripts, Inc.	3,010,560
50,000	Pharmaceutical Product
	Development, Inc.	2,145,000
		5,155,560
HEALTH TECHNOLOGY SECTOR — 6.1%
	Medical Specialties — 6.1%
54,800	Stryker Corp.	3,445,824
INDUSTRIAL SERVICES SECTOR — 8.7%
	Contract Drilling — 4.5%
36,100	Helmerich & Payne, Inc.	2,599,922
	Engineering & Construction — 4.2%
29,400	Jacobs Engineering Group Inc.	2,372,580
RETAIL TRADE SECTOR — 5.9%
	Home Improvement Chains — 5.9%
78,150	Fastenal Co.	3,372,954
TECHNOLOGY SERVICES SECTOR — 10.6%
	Information Technology Services — 10.6%
92,970	Cognizant Technology
	Solutions Corp.	3,022,455
69,920	Infosys Technologies Ltd. SP-ADR	3,038,723
		6,061,178
TRANSPORTATION SECTOR — 1.9%
	Trucking — 1.9%
72,000	Heartland Express, Inc.	1,073,520
	Total common stocks	34,910,446
SHORT-TERM INVESTMENTS — 36.7% (a)
	Federal Agencies — 29.8%
$2,000,000	Federal Home Loan Bank,
	2.11%, due 7/16/08	1,998,242
7,000,000	Federal Home Loan Bank,
	2.12%, due 7/17/08	6,993,404
3,000,000	Federal Home Loan Bank,
	2.10%, due 7/25/08	2,995,800
5,000,000	Federal Home Loan Bank,
	2.04%, due 8/04/08	4,990,367
	Total federal agencies	16,977,813
	Variable Rate Demand Notes — 6.9%
1,197,800	U.S. Bank, N.A., 2.23%	1,197,800
2,700,000	Wisconsin Corporate Central
	Credit Union, 2.15%	2,700,000
	Total variable rate demand notes	3,897,800
	Total short-term investments	20,875,613
	Total investments	55,786,059
	Cash and receivables, less
	liabilities — 2.0% (a)	1,132,347
	Net Assets	$56,918,406
	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($56,918,406 ÷ 7,492,016
	shares outstanding)	$7.60

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.